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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors and Shareholders
Pericom Semiconductor Corporation:

We consent to the incorporation by reference in Registration Statement No. 333-51229 of Pericom Semiconductor Corporation on Form S-8 of our reports dated July 23, 1999, included and incorporated by reference in this Annual Report on Form 10-K of Pericom Semiconductor Corporation for the year ended June 30, 1999.

DELOITTE & TOUCHE LLP

San Jose, California
September 27, 1999